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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                                  Amendment No. 3


                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 25, 1996


                             THE PARTS SOURCE, INC.
                              d/b/a Ace Auto Parts
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     FLORIDA                             0-27864                  59-3149403
 -------------------------------------------------------------------------------
 (State or other jurisdiction of  Commission File Number       (I.R.S. Employer
  incorporation or organization)                             Identification No.)



         1751 S. Missouri Avenue, Clearwater, Florida            34616
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:          (813) 588-0377
                                                    ----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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                             THE PARTS SOURCE, INC.
                            (D/B/A/ ACE AUTO PARTS)

                   PRO FORMA CONDENSED STATEMENT OF EARNINGS
                  For the nine months ended September 30, 1996
                                  (unaudited)


The following unaudited pro forma condensed combined statement of earnings is based on the statement of earnings of The Parts Source, Inc. (d/b/a Ace Auto Parts) as contained in the Form 10-Q for the nine months ended September 30, 1996, and the unaudited statement of earnings of A.P.S., Inc. ("Florida Store Group") for the six months ended July 25, 1996, after giving effect to the conforming adjustments described in Note 1 and the pro forma adjustments described in Note 2 as if the acquisition had occurred on January 1, 1996. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma information. This statement should be read in conjunction with the aforementioned Form 10-Q and Florida Store Group financial statements and notes thereto, which are included elsewhere in this Filing.


                                                         Historical                                     Pro Forma
                                       ------------------------------------------------------  --------------------------
                                       9/30/96         7/25/96       Note 1       9/30/96       Note 2
                                      The Parts                    Conforming    A.P.S. as    Pro Forma        Pro Forma
                                       Source          A.P.S.     Adjustments    Conformed   Adjustments       Combined
                                       -----------    ----------  ------------  -----------  ------------     -----------
Net sales                              $19,158,078    $3,767,576    $1,866,367   $5,633,943  $   -            $24,792,021
Cost of goods sold                      11,993,887     2,319,953     1,142,795    3,462,748    47,200(4)       15,503,835
                                       -----------    ----------    ----------   ----------  --------         -----------
 Gross profit                            7,164,191     1,447,623       723,572    2,171,195   (47,200)          9,288,186

Operating, selling, general and
 administrative expenses                 6,711,855     1,229,239       631,543    1,860,782   (80,424)(3)       8,492,213
                                       -----------    ----------    ----------   ----------  --------         -----------

 Earnings from operations                  452,336       218,384        92,029      310,413    33,224             795,973

Other income (expense)                    (200,322)          409           411          820   (53,154)(1)        (283,956)
                                                                                              (31,300)(2)
                                       -----------    ----------    ----------   ----------  --------         -----------

Net earnings before income taxes           252,014       218,793        92,440      311,233   (51,230)            512,017
Provision for income taxes                * 94,610        79,231        34,179      113,410   (18,668)(5)         189,352
                                       -----------    ----------    ----------   ----------  --------         -----------

Net earnings                           $   157,404    $  139,562    $   58,261   $  197,823  $(32,562)        $   322,665
                                       ===========    ==========    ==========   ==========  ========         ===========

Net earnings per common share          $       .06                                                            $       .11
                                       ===========                                                            ===========

Weighted average common shares
 outstanding                             2,758,996                                                              2,986,269(6)
                                       ===========                                                            ===========


(*) Reflects the Company's pro forma income tax expense for the for the nine months ended September 30, 1996 as the Company was a Subchapter S Corporation for tax purposes until April 8, 1996.













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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




     November 27, 1996
------------------------------                   The Parts Source, Inc.
     (Date)                                      d/b/a Ace Auto Parts

                                       ----------------------------------------
                                                      (Registrant)


                                            /s/ Robert B. Morgan
                                       ---------------------------------------
                                                 Robert B. Morgan
                                       Chief Financial and Accounting Officer





























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